CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" in the Pioneer Value Fund's (the "Fund") Class A, Class B and Class C Shares and Class R Shares Prospectuses (in Post-Effective Amendment No. 59 to the Fund's Registration Statement) and Class Y Prospectus (in Post-Effective Amendment No. 60 to the Fund's Registration Statement) and "Independent Auditors" and "Financial Statements" in the Fund's Class A, Class B, Class C, Class R and Class Y Shares Statement of Additional Information in Post-Effective Amendment No. 60 to the Fund's Registration Statement, and to the incorporation by reference, in Post-Effective Amendment No. 60, of our report, dated November 7, 2003, on the financial statements and financial highlights of Pioneer Value Fund in the Annual Report to the Shareowners for the year ended September 30, 2003, all of which are incorporated by reference in Post Effective Amendment No. 61 to the Fund's Registration Statement (Form
N-1A, 1933 Nos. 2-32773; 811-07611).

                                                     /s/ ERNST & YOUNG LLP


September 2, 2004
Boston, Massachusetts